American Century Investments®
Quarterly Portfolio Holdings
Focused Global Growth Fund
February 29, 2024

Focused Global Growth - Schedule of Investments
FEBRUARY 29, 2024 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 100.1%
Brazil — 2.5%
B3 SA - Brasil Bolsa Balcao	6,173,300	15,932,779
Canada — 2.8%
Canadian Pacific Kansas City Ltd.	204,470	17,381,995
Denmark — 3.3%
Novo Nordisk AS, Class B	174,590	20,840,045
France — 2.8%
AXA SA	498,490	17,747,189
Hong Kong — 2.3%
Hong Kong Exchanges & Clearing Ltd.	457,383	14,086,737
India — 2.4%
HDFC Bank Ltd.	873,350	14,749,967
Ireland — 2.7%
ICON PLC(1)	53,340	17,101,871
Netherlands — 3.4%
ASML Holding NV	22,570	21,418,963
Spain — 2.4%
Cellnex Telecom SA	420,150	15,190,326
United Kingdom — 5.4%
AstraZeneca PLC	139,700	17,609,663
London Stock Exchange Group PLC	142,570	16,012,490
		33,622,153
United States — 70.1%
Amazon.com, Inc.(1)	174,720	30,883,507
Arthur J Gallagher & Co.	66,790	16,292,085
Booz Allen Hamilton Holding Corp.	105,700	15,612,947
CoStar Group, Inc.(1)	179,300	15,604,479
Danaher Corp.	71,940	18,210,892
Entegris, Inc.	88,060	11,831,742
Ferguson PLC	86,730	18,339,058
GXO Logistics, Inc.(1)	257,287	13,317,175
Howmet Aerospace, Inc.	267,000	17,768,850
Mastercard, Inc., Class A	41,057	19,492,221
Meta Platforms, Inc., Class A	52,680	25,820,048
Microsoft Corp.	102,500	42,398,100
Monster Beverage Corp.(1)	280,020	16,549,182
NVIDIA Corp.	44,050	34,848,836
NXP Semiconductors NV	72,470	18,097,933
Pioneer Natural Resources Co.	61,758	14,524,864
Progressive Corp.	91,070	17,263,229
Prologis, Inc.	129,070	17,201,159
S&P Global, Inc.	38,370	16,436,941
SBA Communications Corp.	62,330	13,041,306
TransDigm Group, Inc.	14,450	17,018,343
Workday, Inc., Class A(1)	53,770	15,843,868
Xylem, Inc.	99,280	12,613,524
		439,010,289
TOTAL COMMON STOCKS (Cost $510,011,359)		627,082,314

SHORT-TERM INVESTMENTS — 0.0%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	20,293	20,293
Repurchase Agreements — 0.0%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.625% - 3.875%, 9/30/29 - 2/15/53, valued at $1,859), in a joint trading account at 5.27%, dated 2/29/24, due 3/1/24 (Delivery value $1,812)		1,812
TOTAL SHORT-TERM INVESTMENTS (Cost $22,105)		22,105
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $510,033,464)		627,104,419
OTHER ASSETS AND LIABILITIES — (0.1)%		(418,945)
TOTAL NET ASSETS — 100.0%		$626,685,474

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	23.6%
Information Technology	23.1%
Industrials	17.9%
Health Care	11.8%
Real Estate	7.3%
Communication Services	6.6%
Consumer Discretionary	4.9%
Consumer Staples	2.6%
Energy	2.3%
Short-Term Investments	0.0%
Other Assets and Liabilities	(0.1)%

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	—	$15,932,779	—
Denmark	—	20,840,045	—
France	—	17,747,189	—
Hong Kong	—	14,086,737	—
India	—	14,749,967	—
Netherlands	—	21,418,963	—
Spain	—	15,190,326	—
United Kingdom	—	33,622,153	—
Other Countries	$473,494,155	—	—
Short-Term Investments	20,293	1,812	—
	$473,514,448	$153,589,971	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.